UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 15, 2007
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 521 Corporate Center Drive
Fort Mill, South Carolina	29715
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Item 8.01. Other Events.
On November 15, 2007, the Board of Directors of Wellman, Inc. decided not to declare a dividend in the fourth quarter of 2007. The Board concluded that this action is prudent in light of Wellman’s operating performance during the third quarter and its current debt levels. Wellman, Inc. issued a press release on November 19, 2007 announcing this decision. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
November 20, 2007	/s/ David R. Styka
David R. Styka
Vice President, Chief Accounting Officer and Controller

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated November 19, 2007.

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